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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
            the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): November 14, 1
997
                   THE POTOMAC EDISON COMPANY
     (Exact name of registrant as specified in its charter)

     Maryland and Virginia         1-3376-2            13-5323955
     (State or other               (Commission File    (IRS Employer
      jurisdiction of               Number)            Identification
      incorporation)                                    Number)


                     10435 Downsville Pike
                Hagerstown, Maryland  21740-1766
            (Address of principal executive offices)


Registrant's telephone number,
     including area code:                              (301) 790-3400


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Item 5.   Other Events.

          The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, No. 33-51305, No. 33-59493 and No. 333-33413.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  4(a)    Ninety-Fifth Supplemental Indenture, dated as of
          November 1, 1997, Supplemental to First Mortgage, dated
          October 1, 1944.




                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE POTOMAC EDISON COMPANY



Dated:  November 19, 1997          By: /s/ Thomas C. Sheppard, Jr.
                                   Name:   Thomas C. Sheppard, Jr.
                                   Title:  Assistant Secretary

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                         EXHIBIT INDEX


Item No. 1     4(a)   Ninety-Fifth Supplemental Indenture, dated as
                      of November 1, 1997, Supplemental to First
                      Mortgage, dated October 1, 1944.

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